UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Willis Towers Watson Public Limited Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2020.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY
200 LIBERTY STREET
NEW YORK, NEW YORK 10281

Meeting Information

Meeting Type: Annual General Meeting of Shareholders
For holders as of: March 20, 2020
Date: June 10, 2020 **Time:** 9:00 a.m. EDT
Registration begins at 8:30 a.m. EDT
Location: Willis Towers Watson Public Limited Company
1450 Brickell Avenue, Suite 1600, Miami, Florida 33131; and

Matheson, 70 Sir John Rogerson's Quay, Dublin 2, Ireland
(participation by technological means)

For directions to the Annual General Meeting, please contact Willis Towers Watson's corporate office at +1 (305) 854-1330 or Matheson's office at +353 1 232 2000.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D13008-P34398

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORT ON FORM 10-K NOTICE AND PROXY STATEMENT IRISH STATUTORY ACCOUNTS How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery. How To Vote D13009-P34398 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1a. Anna C. Catalano 1b. Victor F. Ganzi 1c. John J. Haley 1d. Wendy E. Lane 1e. Brendan R. O’Neill 1f. Jaymin B. Patel 1g. Linda D. Rabbitt 1h. Paul D. Thomas 1i. Wilhelm Zeller 1. Elect directors. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 2. Ratify, on an advisory basis, the appointment of (i) Deloitte & Touche LLP to audit our financial statements and (ii) Deloitte Ireland LLP to audit our Irish Statutory Accounts, and authorize, in a binding vote, the Board, acting through the Audit Committee, to fix the independent auditors’ remuneration. 4. Renew the Board’s existing authority to issue shares under Irish law. 5. Renew the Board’s existing authority to opt out of statutory pre-emption rights under Irish law. 3. Approve, on an advisory basis, the named executive officer compensation. D13010-P34398

D13011-P34398